                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  George  Q  Horowitz,  Chief  Executive  Officer  of  Everlast
Worldwide Inc., a Delaware corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ George Q Horowitz
                                                  ------------------------
                                                  George Q Horowitz
                                                  Chief Executive Officer
                                                  November 12, 2002